October 8, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington  D.C.   20549


                    Re:   Equivantage Home
Equity Loan Trust, 1996-3
                             (File 33-99364)


Dear Sirs:

     Enclosed herewith for filing on behalf of the trust fund ( the "Trust") created pursuant to a Trust Agreement date as of August 27, 1996
(the "Trust Agreement") among Equivantage
Acceptance Corp., as issuer (the "Issuer"),
Equivantage, as servicer (the "Servicer") and Norwest Bank Minnesota, N.A., as trustee ( the
"Trustee"), are exhibits, of a current Report on Form 8-K (the "Report").

     The Trust will represent undivided
ownership interests in a pool of closed-end
fixed-rate, first and junior lien mortgage
loans, representing three classes of beneficial
interests therein.  The certificates relating to
three of such classes as registered under the
Securities Act of 1933, as amended, by a
Registration Statement on form s-11 (File No. 33-
99364).   As a result, the Trust is subject to
the filing requirements in a manner
substantially in accordance with the procedures outlined in numerous no-action letters already inssued by the staff with respect to substantially similar trusts (see, for example, Nissan Motor Acceptance Corp. (August 29,1986) and Security Pacific National Bank (July
1,1987)), for the same reasons as discussed in such letters. In particular:

     1.  The Trust has already filed, within 15
days of its formation, a Current Report on  Form
8-K containing detailed information about its mortgage pool.


     2.  The Trust will file,  promptly after
each Distribution Date  (as defined in the Trust
Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith
,including as exhibits thereto the applicable
Distribution  Date reports.  Each such Current
Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 , or 5 of Part II of Form 10-Q.

     3.   The Trust will file a Current Report
on Form 8-K within 15 days after the occurrence of any event described under Item 2,3,4 of 5 thereof, responding to the requirements of the applicable Item.

     4.   Within 90 days after the end of each
fiscal year, the Trust will file an annual report on Form 10-K which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II,
Items 12  and 13 of  Part III and Item 14  of
Part IV thereof, and include as exhibits thereto certain information form the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required the Trust Agreement, in the manner described in the applicable no-action letters.

          The Trust will follow the above
procedures except for any fiscal year as to
which its reporting obligations under Section
15(d) of the Exchange Act have been suspended
pursuant to such Section.   In such event, the
Trust will file a Form 15 as required under rule 15d 6.

          We have been advised by
representatives of the Office of the Chief
Counsel of the Division of Corporation Finance
that following the above procedures would be
acceptable.   We assume that the Staff will
promptly inform us if our understanding is
incorrect.   Please direct any questions or
comments concerning the foregoing to Howie
Schickler, of Dewey Ballantine, counsel to the Depositor at (212) 259-7008 or , in his absence, Barry Schwartz of Norwest Bank
Minnesota, N.A. at  (410)  884-2115.

     .

                                        Very
truly yours,



                                        Patrick
G. Benz
                                        Tax
Accountant



             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF

               THE SECURITIES EXCHANGE ACT OF

               1934

 Date of Report (Date of earliest event reported)
                          September 25, 1996


          Equivantage Home Equity Loan Trust 1996-3
   (Exact name of registrant as specified in its charter)

New York                               33-99364
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)
Number)
c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code
(713) 895-1957


          Equivantage Home Equity Loan Trust 1996-3
                          Form 8-K
                            INDEX


                                        Page Number

    Item 5.         Other Events
3

    Item 7.         Financial Statements and
Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5



ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-3 makes
monthly remittances to security holders.  The latest
remittance was made September 25, 1996.  We have furnished
a monthly remittance statement delivered to the trustee
with security holder payment instructions.
Monthly Remittance
Statement.................................................
 .. ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits
  21.1 Monthly Remittance Statement dated as of September
25, 1996.





                        SIGNATURES

    Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    Equivantage Home Equity Loan Trust
19963
                    (Registrant)

                    By:  Equivantage Acceptance Corp
                       (as Sponsor)

                    Name:     John E. Smith

                   Title:    President





                    INDEX OF EXHIBITS




                                   Page of Sequentially
                                   Numbered Pages




21.1 Monthly Remittance Statement dated                6-
    14 as of September 25, 1996.



EXHIBIT 21.1                       PAGE 6
Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy Rosenfeld
Securities Administration Services
Reporting   Month:        August 1996
Phone:                           (410) 884-
2114
11000 Broken Land Parkway
Distribution Date: September 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800
Series Structure Summary
Aggregate Realized
Aggregate
Ending
         Class
Original Principal                     Losses
Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________
A-1      Senior         Sequential Pay   Fixed
74,248,000.00       6.85000000%               0.00
0.00               0.00   0.9882057802
A-2      Senior         Sequential Pay   Fixed
10,000,000.00       7.27500000%
0.00 0.00                         0.00
1.0000000000
A-3      Senior         Sequential Pay   Fixed
15,752,000.00       7.70000000%
0.00 0.00                         0.00
1.0000000000
B        Subordinate    Support          Accretion
115.75 2938933.66738661%               0.00
0.00               0.00
RU       Residual       Residual         Residual
0.00       0.00000000%               0.00
0.00
0.00   0.0000000000
__________________________________________________________
__
__________________________________________________________
__ _______________________________________________
Totals
100,000,115.75                                 0.00
0.00               0.00   0.9940778811






Report  1
   09/19/96 --  5:33pm
Page  1 of  1
EXHIBIT 21.1                       PAGE 7


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy Rosenfeld
Securities Administration Services
Reporting   Month:        August 1996
Phone:
(410) 884-2114
11000 Broken Land Parkway
Distribution Date: September 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total
Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance
Distribution
__________________________________________________________
__
__________________________________________________________
__ ____________________________________
A-1        08/30/1996          6.85000000%
74,248,000.00         423,832.33
875,697.23 0.00      73,372,302.77
1,299,529.56
A-2        08/30/1996          7.27500000%
10,000,000.00          60,625.00
0.00
0.00      10,000,000.00          60,625.00
A-3        08/30/1996          7.70000000%
15,752,000.00         101,075.33
0.00
0.00      15,752,000.00         101,075.33
B          08/30/1996
115.75               0.00
0.00
(0.01)         283,600.40
0.00
RU         08/30/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
__________________________________________________________
__
__________________________________________________________
__ ____________________________________
Totals
100,000,115.75         585,532.66         875,697.23
(0.01)      99,407,903.17       1,461,229.89
Notes:
The Record Date is 08/31/96, the last day of the preceding calendar month.




Report  2
   09/19/96 --  5:33pm
Page  1 of  1
EXHIBIT 21.1                       PAGE 8

                                              Equivantage
Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy Rosenfeld
Securities Administration Services
Reporting
Month:        August 1996             Phone:
(410) 884-2114
11000 Broken Land Parkway
Distribution
Date: September 25, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class
Distribution Per 1,000 of Original Balance


Total Other

Total Interest       Scheduled   Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution
Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
__________________________________________________________
__
__________________________________________________________
__ _____________________________
A-1              29476YAL3              74,248,000.00
5.70833329      0.85340521      7.12273664     11.79421978
0.00000000    0.9882057802
A-2              29476YAM1              10,000,000.00
6.06250000      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              29476YAN9              15,752,000.00
6.41666646      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
B                N/A                           115.75
0.00000000      0.00000000      0.00000000      0.00000000
(0.08639309) 2450.1114470842
RU               N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
__________________________________________________________
__
__________________________________________________________
__ _____________________________
Totals                                 100,000,115.75
0.9940778811



Report  3
   09/19/96 --  5:33pm
Page  1 of  1
EXHIBIT 21.1                       PAGE 9


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy Rosenfeld
Securities Administration Services
Reporting   Month:        August 1996
Phone:                           (410) 884-
2114
11000 Broken Land Parkway
Distribution Date: September 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other
Total
Principal          Balance        Principal
Undistributed
Class                Balance        Principal
Principal        Accretion        Principal
Distribution
Reduction*          Balance        Principal
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________
A-1            74,248,000.00        63,363.63
528,848.95       283,484.65
0.00
875,697.23             0.00
73,372,302.77
0.00
A-2            10,000,000.00             0.00
0.00             0.00             0.00             0.00
0.00    10,000,000.00             0.00
A-3            15,752,000.00             0.00
0.00             0.00             0.00             0.00
0.00    15,752,000.00             0.00
B                     115.75             0.00
0.00     (283,484.64)             0.00             0.00
(0.01)       283,600.40             0.00
RU                      0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
__________________________________________________________
__
__________________________________________________________
__ ____________________________________________
Totals        100,000,115.75        63,363.63
528,848.95             0.01
0.00
875,697.23           (0.01)
99,407,903.17 0.00


*Principal Balance Reduction

Realized Losses Principal Balance
Reduction (0.01)
Negative Amortization Principal Balance
Reduction 0.00
Other
0.00






Report  4
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Page  1 of  1
EXHIBIT 21.1                       PAGE 10


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy Rosenfeld
Securities Administration Services
Reporting   Month:        August 1996
Phone:                           (410) 884-2114 11000
Broken Land Parkway
Distribution Date: September 25, 1996 InvestorDirect:
(800) 605-4167 Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning Negative
Ending
                                    Principal/
Interest
Amortization
Principal/
                                      Notional
Interest       Shortfall/
Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion
Interest
Reduction     Distribution          Balance
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________
A-1               6.85000000%    74,248,000.00
423,832.33             0.00             0.00
0.00             0.00       423,832.33    73,372,302.77
A-2               7.27500000%    10,000,000.00
60,625.00             0.00             0.00
0.00
0.00        60,625.00    10,000,000.00
A-3               7.70000000%    15,752,000.00
101,075.33             0.00             0.00
0.00             0.00       101,075.33    15,752,000.00
B           2938933.66738661%           115.75
283,484.64             0.01       283,484.64
0.01             0.00           (0.00)       283,600.40
RU                0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
__________________________________________________________
__
__________________________________________________________
__ _____________________________________________
Totals
869,017.30             0.01       283,484.64
0.01             0.00       585,532.66
Report  5
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Page  1 of  1
EXHIBIT 21.1                       PAGE 11
Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy
Rosenfeld
Securities Administration Services
Reporting   Month:        August 1996
Phone:                           (410) 884-
2114
11000 Broken Land Parkway
Distribution Date: September 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Fund Account Summary

__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee
884,642.31 Interest Payments
585,532.66
    Scheduled Principal
63,363.63
Scheduled Principal Payment
63,363.63
    Other Principal
528,848.95
Other Principal Payments
812,333.60
    Negative Amortization
0.00
Reserve Fund 1
0.00
    Deposits from Reserve Fund
0.00
Fees and Expenses
15,625.00
    Gain/Loss Adjustment
0.00
Other Withdrawals
0.00
    Other Deposits
0.00

   Total Deposit
1,476,854.89                Total Withdrawals
1,476,854.89


Ending Balance
0.00
__________________________________________________________
__
__________________________________________________________
__ ______________________________________________________



Report  6
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Page  1 of  1
EXHIBIT 21.1                       PAGE 12


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy Rosenfeld
Securities Administration Services
Reporting   Month:        August 1996
Phone:                           (410) 884-
2114
11000 Broken Land Parkway
Distribution Date: September 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
__________________________________________________________
__
__________________________________________________________
__ _________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





__________________________________________________________
__
__________________________________________________________
__ ________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number
Balance Number Balance    Number       Balance  Number
Balance    Number            Balance
X                   7    295,780.96         1
36,375.00
0          0.00         0          0.00         0
0.00         8         332,155.96
                    0          0.00         0
0.00 0               0.00                          0
0.00          0
0.00         0               0.00
__________________________________________________________
__
__________________________________________________________
__ ________________________________________
Totals              7    295,780.96         1
36,375.00
0          0.00         0          0.00         0
0.00         8         332,155.96





Report  7
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Page  1 of  1
EXHIBIT 21.1                       PAGE 13

                                               Equivantage
Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy Rosenfeld
Securities Administration Services
Reporting
Month:        August 1996              Phone:
(410) 884-2114
11000 Broken Land Parkway
Distribution Date: September 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

__________________________________________________________
__ _____________________________________________
Monthly P&I Constant
958,337.81|          958,337.81
|
Positive Amortization
63,363.63|           63,363.63
Negative Amortization
0.00|                0.00
Regular Curtailments
5,348.47|            5,348.47
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
523,500.48|          523,500.48
Principal Adjustments
0.00|                0.00
  Total Principal Trust Distribution
592,212.58|          592,212.58

|
Scheduled Interest
894,974.18|          894,974.18
Servicing Fee
10,331.87|           10,331.87
Master Servicing Fee
2,291.67|            2,291.67
Spread
0.00|                0.00
      Total Pass-Through Interest
869,017.31|          869,017.31

|
Beginning Balance
100,000,115.75|      100,000,115.75
Ending Balance
99,407,903.17|       99,407,903.17
Gross P&I Distribution
1,476,854.89|        1,476,854.89
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
1,476,854.89|        1,476,854.89

|
Beginning Loan Count
1659|                1659
Number of Loan Payoffs
7|                   7
Ending Loan Count
1652|                1652

|
Weighted Average Maturity
243.0000000000|      243.0000000000
Weighted Average Gross Rate
10.739677720%|       10.739677720%
Weighted Average Net Rate
10.615695432%|       10.615695432%
Weighted Average Pass-Through Rate
10.428195648%|       10.428195648%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
673,964.94|          673,964.94

|

|






Report  8
   09/19/96 --  5:33pm
Page  1 of  1
EXHIBIT 21.1                       PAGE 14
Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                         Andy
Rosenfeld
Securities Administration Services
Reporting   Month:        August 1996
Phone:                           (410) 884-
2114
11000 Broken Land Parkway
Distribution Date: September 25, 1996
InvestorDirect:                  (800) 605-
4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
__________________________________________________________
__
__________________________________________________________
__ ___________________________________________
Subordination
115.75            0.00          (0.01)            0.00
0.28528959%      283,600.40      99,407,903.17





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

__________________________________________________________
_ Senior                    592,212.58 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%
























Report  9
   09/19/96 --  5:35pm
Page  1 of  1